Supplement to the
Fidelity® New Jersey AMT Tax-Free Money Market Fund
Institutional Class
April 17, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

NJA-07-01 November 6, 2007
1.857354.100

Supplement to the
Fidelity® New Jersey AMT Tax-Free Money Market Fund
Service Class
April 17, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

NJAS-07-01 November 6, 2007
1.857355.100